Exhibit 99.1

NEWS RELEASE

    For more information, contact:
John M. Matovina, Chief Financial Officer
(515) 457-1813, jmatovina@american-equity.com
D. J. Noble, Chairman
(515) 457-1705, dnoble@american-equity.com
Julie L. LaFollette, Director of Investor Relations
(515) 273-3602, jlafollette@american-equity.com
Debra J. Richardson, Executive Vice President
(515) 273-3551, drichardson@american-equity.com

FOR IMMEDIATE RELEASE
February 25, 2009

AMERICAN EQUITY REPORTS FOURTH QUARTER 2008 OPERATING
INCOME OF $15.6 MILLION OR $0.29 PER DILUTED SHARE

WEST DES MOINES, Iowa (February 25, 2009) – American Equity Investment Life Holding Company (NYSE: AEL), a leading underwriter of index and fixed rate annuities, today reported 2008 fourth quarter operating income1 of $15.6 million, or $0.29 per diluted common share, compared to fourth quarter 2007 operating income of $17.0 million or $0.29 per diluted common share.  Operating income for the year 2008 was a record $75.2 million, or $1.35 per diluted common share, compared to 2007 operating income of $64.9 million or $1.10 per diluted common share.  Performance results for the fourth quarter and year of 2008 include:

●	Annuity sales totaled $2.3 billion for the year 2008 and $553.8 million for the fourth quarter of 2008

●	Net investment income climbed to a record $822.1 million for the year 2008 and a record $214.5 million for the fourth quarter of 2008

●	Aggregate investment spread on annuity business reached a record 2.77% for the year 2008

●	Book value per outstanding common share of $9.53 including Accumulated Other Comprehensive Loss

Preliminary net income for the fourth quarter of 2008 was $4.2 million compared to a net loss of $5.0 million for the same period in 2007.  Preliminary net income for the year ended December 31, 2008 was $47.1 million compared to $29.0 million for 2007.   Included in these results are net realized losses arising primarily from “other than temporary impairments” in invested assets of $22.8 million and $114.2 million for the quarter and year ending December 31, 2008, respectively. The Company continues to evaluate its invested assets to determine whether additional charges should be recognized for “other than temporary impairments” and final net income for the fourth quarter of 2008 and the year ended December 31, 2008 may reflect such additional charges.  In addition, income tax expense for the fourth quarter of 2008 was increased by $8.1 million due to an increase in the valuation allowance on deferred tax assets.

1       In addition to net income, American Equity has consistently utilized operating income, a non-GAAP financial measure commonly used in the life insurance industry, as an economic measure to evaluate its financial performance.  See accompanying tables for reconciliations of net income to operating income and descriptions of reconciling items.

INVESTMENT SPREADS CONTINUED TO IMPROVE

Income from invested assets, the largest component of American Equity’s revenues, reached a record high of $822.1 million in 2008, and the company’s aggregate yield on invested assets, which improved throughout the year, was 6.20% compared to 6.11% for 2007.  During the fourth quarter of 2008 American Equity purchased approximately $1.1 billion of new bonds and other fixed maturity securities with an average yield of 6.79%.  In addition, the company closed an aggregate of $83.8 million of new commercial mortgage loans during the fourth quarter of 2008 at an average yield of 6.42%. In contrast, the company received approximately $1.4 billion in proceeds from securities called or sold during the fourth quarter of 2008 and the average yield on such assets was 6.19%.

The cost of money on American Equity’s annuity liabilities declined throughout 2008 and fell to an aggregate of 3.43% compared to 3.50% for 2007.  Thus, the improved overall yield on invested assets and lower cost of money on liabilities drove an increase in the aggregate spread to 2.77% for 2008, up from 2.61% for 2007.  During the fourth quarter of 2008, the potential increase in operating earnings from wider investment spreads was offset by an increase of $14.8 million in amortization expense for deferred policy acquisition costs and deferred sales inducements ($9.6 million or $0.17 per diluted common share after taxes) for unlocking.

CAPITALIZATION REMAINED STEADY

American Equity’s capital adequacy for regulatory and rating agency purposes is based upon the capital and surplus of its life subsidiaries determined under statutory accounting rules.  Statutory capital and surplus of the principal life subsidiary was $983 million at December 31, 2008, compared to $991 million at December 31, 2007.  The company’s risk based capital ratio, which was estimated to be approximately 345% of company action level at September 30, 2008, remained unchanged at December 31, 2008.

        While the company has realized losses from “other than temporary impairments” affecting several categories of investments, the gross amount of such write downs for all of 2008 was less than 1% of the total value of American Equity’s invested assets.   Commented David J. Noble, Chairman of American Equity: “Our consistent commitment to avoiding credit risk serves us very well in this time of broad economic crisis.  No one has been untouched by the problems plaguing the financial markets, but in my judgment American Equity has performed better than most.  We expect the demand for safe money products like ours to be strong in 2009, and American Equity is well-positioned to capitalize on these opportunities.”  American Equity has no exposure to subprime residential mortgage backed securities nor commercial mortgage backed securities.  Its $2.3 billion of commercial mortgage loans include over 900 whole loans all of which were subjected to the company’s stringent underwriting standards.  No loss has been incurred on any of American Equity’s commercial mortgage loans.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995.  Forward-looking statements relate to future operations, strategies, financial results or other developments, and are subject to assumptions, risks and uncertainties.  Statements such as “guidance”, “expect”, “anticipate”, “believe”, “goal”, “objective”, “target”, “may”, “should”, “estimate”, “projects” or similar words as well as specific projections of future results qualify as forward-looking statements.  Factors that may cause our actual results to differ materially from those contemplated by these forward looking statements can be found in the company’s Form 10-K filed with the Securities and Exchange Commission.   Forward-looking statements speak only as of the date the statement was made and the company undertakes no obligation to update such forward-looking statements.  There can be no assurance that other factors not currently anticipated by the company will not materially and adversely affect our results of operations.  Investors are cautioned not to place undue reliance on any forward-looking statements made by us or on our behalf.

CONFERENCE CALL

American Equity will hold a conference call to discuss 2008 earnings on Thursday, February 26, 2009, at 10 a.m. CST.    Investors and interested parties may listen to the call by dialing 1-866-356-4279, passcode 74245204 (international callers, please dial 1-617-597-5394).  An audio replay will be available via telephone through March 19, 2009 by calling 1-888-286-8010, passcode 67034308 (international callers will need to dial 1-617-801-6888).

ABOUT AMERICAN EQUITY

American Equity Investment life Holding Company, through its wholly-owned operating subsidiaries, is a full-service under writer of a broad line of annuity and insurance products, with a primary emphasis on the sale of fixed rate and index annuities.  The company’s headquarters are located at 5000 Westown Parkway, West Des Moines, Iowa, 50266.  The mailing address of the company is:  P.O. Box 71216, Des Moines, Iowa 50325.  For more information, visit our website www.american-equity.com.

###

American Equity Investment Life Holding Company

Net Income (Loss)/Operating Income (Unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2008	2007	2008	2007
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,093	$3,032	$12,512	$12,623
Annuity product charges	15,400	12,805	52,671	45,828
Net investment income	214,531	191,107	822,077	719,916
Realized losses on investments	(22,759)	(4,803)	(114,171)	(3,882)
Change in fair value of derivatives	(57,578)	(139,740)	(372,009)	(59,985)
Gain on retirement of debt	13,409	-	13,651	-
Total revenues	166,096	62,401	414,731	714,500

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,916	2,029	8,972	8,419
Interest credited to account balances	51,099	110,294	205,131	560,209
Amortization of deferred sales inducements	9,244	(4,820)	43,437	11,708
Change in fair value of embedded derivatives	27,216	(56,426)	(210,753)	(67,902)
Interest expense on notes payable	3,693	4,043	15,425	16,221
Interest expense on subordinated debentures	4,896	5,644	19,445	22,520
Interest expense on amounts due under repurchase agreements	513	4,084	8,207	15,926
Amortization of deferred policy acquisition costs	33,645	(4,618)	152,240	56,330
Other operating costs and expenses	14,083	11,154	52,633	48,230
Total benefits and expenses	146,305	71,384	294,737	671,661

Income (loss) before income taxes	19,791	(8,983)	119,994	42,839
Income tax expense (benefit)	15,609	(3,985)	72,895	13,863
Net income (loss)	4,182	(4,998)	47,099	28,976
Realized losses on investments, net of offsets	16,495	2,283	65,635	1,688
Convertible debt retirement, net of income taxes	(7,844)	-	(7,986)	-
Net effect of SFAS 133, net of offsets	2,791	19,735	(29,598)	34,238

Operating income (a)	$15,624	$17,020	$75,150	$64,902

Earnings (loss) per common share	$0.08	$(0.09)	$0.88	$0.51
Earnings (loss) per common share - assuming dilution	$0.08	$(0.08)	$0.85	$0.50
Operating income per common share (a)	$0.30	$0.30	$1.40	$1.14
Operating income per common share - assuming dilution (a)	$0.29	$0.29	$1.35	$1.10

Weighted average common shares outstanding (in thousands):
Earnings per common share	52,779	56,348	53,750	56,760
Earnings per common share - assuming dilution	55,650	59,154	56,622	59,848

American Equity Investment Life Holding Company

Operating Income
Three months ended December 31, 2008 (Unaudited)

		Adjustments
		Realized Losses	SFAS 133
		and Convertible	and Other	Operating
	As Reported	Debt	Index Annuity	Income (a)
	(Dollars in thousands, except per share data)
Reserves:
Traditional life and accident and health insurance premiums	$3,093	$-	$-	$3,093
Annuity product charges	15,400	-	-	15,400
Net investment income	214,531	-	-	214,531
Realized losses on investments	(22,759)	22,759	-	-
Change in fair value of derivatives	(57,578)	-	(8,276)	(65,854)
Gain on retirement of debt	13,409	(13,409)	-	-
Total revenues	166,096	9,350	(8,276)	167,170

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,916	-	-	1,916
Interest credited to account balances	51,099	-	2,041	53,140
Amortization of deferred sales inducements	9,244	3,310	6,437	18,991
Change in fair value of embedded derivatives	27,216	-	(27,216)	-
Interest expense on notes payable	3,693	-	(233)	3,460
Interest expense on subordinated debentures	4,896	-	-	4,896
Interest expense on amounts due under repurchase agreements	513	-	-	513
Amortization of deferred policy acquisition costs	33,645	6,394	6,320	46,359
Other operating costs and expenses	14,083	-	-	14,083
Total benefits and expenses	146,305	9,704	(12,651)	143,358

Income before income taxes	19,791	(354)	4,375	23,812
Income tax expense	15,609	(9,005)	1,584	8,188

Net income	$4,182	$8,651	$2,791	$15,624

Earnings per common share	$0.08			$0.30
Earnings per common share - assuming dilution	$0.08			$0.29

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax asset valuation allowance, gain on retirement of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor's understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement

December 31, 2008

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	December 31, 2008	December 31, 2007
	(Unaudited)
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$6,629,046	$5,008,772
Held for investment, at amortized cost	3,604,149	5,355,733
Equity securities, available for sale, at fair value	99,552	87,412
Mortgage loans on real estate	2,329,824	1,953,894
Derivative instruments	56,588	204,657
Policy loans	446	427
Total investments	12,719,605	12,610,895

Cash and cash equivalents	214,862	18,888
Coinsurance deposits	1,528,981	1,698,153
Accrued investment income	91,756	77,348
Deferred policy acquisition costs	1,583,366	1,272,108
Deferred sales inducements	846,353	588,473
Deferred income taxes	87,212	75,806
Other assets	23,660	52,701
Total assets	$17,095,795	$16,394,372

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS (Continued)
 (Dollars in thousands)

	December 31, 2008	December 31, 2007
	(Unaudited)
Liabilities and Stockholders’ Equity
Liabilities:
Policy benefit reserves	$15,809,539	$14,711,780
Other policy funds and contract claims	111,205	120,186
Notes payable	258,462	268,339
Subordinated debentures	268,209	268,330
Amounts due under repurchase agreements	–	257,225
Other liabilities	148,193	156,877
Total liabilities	16,595,608	15,782,737

Stockholders’ equity:
Common stock	50,739	53,556
Additional paid-in capital	361,427	387,302
Unallocated common stock held by ESOP	(6,336)	(6,781)
Accumulated other comprehensive loss	(165,718)	(38,929)
Retained earnings	260,075	216,487
Total stockholders’ equity	500,187	611,635
Total liabilities and stockholders’ equity	$17,095,795	$16,394,372

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended December 31,		Year Ended December 31,
	2008	2007	2008	2007
Revenues:
Traditional life and accident and health insurance premiums	$3,093	$3,032	$12,512	$12,623
Annuity product charges	15,400	12,805	52,671	45,828
Net investment income	214,531	191,107	822,077	719,916
Realized losses on investments	(22,759)	(4,803)	(114,171)	(3,882)
Change in fair value of derivatives	(57,578)	(139,740)	(372,009)	(59,985)
Gain on retirement of debt	13,409	–	13,651	–
Total revenues	166,096	62,401	414,731	714,500

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,916	2,029	8,972	8,419
Interest credited to account balances	51,099	110,294	205,131	560,209
Amortization of deferred sales inducements	9,244	(4,820)	43,437	11,708
Change in fair value of embedded derivatives	27,216	(56,426)	(210,753)	(67,902)
Interest expense on notes payable	3,693	4,043	15,425	16,221
Interest expense on subordinated debentures	4,896	5,644	19,445	22,520
Interest expense on amounts due under repurchase agreements	513	4,084	8,207	15,926
Amortization of deferred policy acquisition costs	33,645	(4,618)	152,240	56,330
Other operating costs and expenses	14,083	11,154	52,633	48,230
Total benefits and expenses	146,305	71,384	294,737	671,661

Income (loss) before income taxes	19,791	(8,983)	119,994	42,839
Income tax expense (benefit)	15,609	(3,985)	72,895	13,863
Net income (loss)	$4,182	$(4,998)	$47,099	$28,976

Earnings (loss) per common share	$0.08	$(0.09)	$0.88	$0.51
Earnings (loss) per common share - assuming dilution (a)	$0.08	$(0.08)	$0.85	$0.50
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	52,779	56,348	53,750	56,760
Earnings (loss) per common share - assuming dilution	55,650	59,154	56,622	59,848

(a)
The numerator for earnings (loss) per common share - assuming dilution is equal to net income (loss) plus the after tax cost of interest on convertible subordinated debentures issued to a subsidiary trust.  The after tax cost of such interest was $259 for the three months ended December 31, 2008, $262 for the three months ended December 31, 2007, $1,042 for the year ended December 31, 2008 and $1,052 for the year ended December 31, 2007.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Operating Income
Year ended December 31, 2008 (Unaudited)

		Adjustments
	As Reported	Realized Losses and Convertible Debt	SFAS 133 and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$12,512	$–	$–	$12,512
Annuity product charges	52,671	–	–	52,671
Net investment income	822,077	–	–	822,077
Realized losses on investments	(114,171)	114,171	–	–
Change in fair value of derivatives	(372,009)	–	109,502	(262,507)
Gain on retirement of debt	13,651	(13,651)	–	–
Total revenues	414,731	100,520	109,502	624,753

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	8,972	–	–	8,972
Interest credited to account balances	205,131	–	2,761	207,892
Amortization of deferred sales inducements	43,437	23,124	(13,688)	52,873
Change in fair value of embedded derivatives	(210,753)	–	210,753	–
Interest expense on notes payable	15,425	–	(1,040)	14,385
Interest expense on subordinated debentures	19,445	–	–	19,445
Interest expense on amounts due under repurchase agreements	8,207	–	–	8,207
Amortization of deferred policy acquisition costs	152,240	36,715	(43,545)	145,410
Other operating costs and expenses	52,633	–	–	52,633
Total benefits and expenses	294,737	59,839	155,241	509,817

Income before income taxes	119,994	40,681	(45,739)	114,936
Income tax expense	72,895	(16,968)	(16,141)	39,786
Net income	$47,099	$57,649	$(29,598)	$75,150

Earnings per common share	$0.88			$1.40
Earnings per common share – assuming dilution	$0.85			$1.35

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax asset valuation allowance, gain on retirement of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$27,237	$–	$27,237
Cost of money for index annuities	(288,723)	–	(288,723)
Change in the difference between fair value and remaining option cost at beginning and end of period	(110,523)	109,502	(1,021)
	$(372,009)	$109,502	$(262,507)

Index credits included in interest credited to account balances	$33,337		$33,337

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Operating Income
Three months ended December 31, 2008 (Unaudited)

		Adjustments
	As Reported	Realized Losses and Convertible Debt	SFAS 133 and Other Index Annuity	Operating Income (a)
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,093	$–	$–	$3,093
Annuity product charges	15,400	–	–	15,400
Net investment income	214,531	–	–	214,531
Realized losses on investments	(22,759)	22,759	–	–
Change in fair value of derivatives	(57,578)	–	(8,276)	(65,854)
Gain on retirement of debt	13,409	(13,409)	–	–
Total revenues	166,096	9,350	(8,276)	167,170

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,916	–	–	1,916
Interest credited to account balances	51,099	–	2,041	53,140
Amortization of deferred sales inducements	9,244	3,310	6,437	18,991
Change in fair value of embedded derivatives	27,216	–	(27,216)	–
Interest expense on notes payable	3,693	–	(233)	3,460
Interest expense on subordinated debentures	4,896	–	–	4,896
Interest expense on amounts due under repurchase agreements	513	–	–	513
Amortization of deferred policy acquisition costs	33,645	6,394	6,320	46,359
Other operating costs and expenses	14,083	–	–	14,083
Total benefits and expenses	146,305	9,704	(12,651)	143,358

Income before income taxes	19,791	(354)	4,375	23,812
Income tax expense	15,609	(9,005)	1,584	8,188
Net income	$4,182	$8,651	$2,791	$15,624

Earnings per common share	$0.08			$0.30
Earnings per common share – assuming dilution	$0.08			$0.29

(a)
In addition to net income, we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax asset valuation allowance, gain on retirement of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income, provides information that may enhance an investor’s understanding of our underlying results and profitability.

Change in fair value of derivatives:
Proceeds received at expiration	$2,596	$–	$2,596
Cost of money for index annuities	(68,150)	–	(68,150)
Change in the difference between fair value and remaining option cost at beginning and end of period	7,976	(8,276)	(300)
	$(57,578)	$(8,276)	$(65,854)

Index credits included in interest credited to account balances	$4,073		$4,073

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Operating Income/Net Income (Loss)
Quarterly Summary – Most Recent 5 Quarters (Unaudited)

	Q4 2008	Q3 2008	Q2 2008	Q1 2008	Q4 2007
	(Dollars in thousands, except per share data)
Revenues:
Traditional life and accident and health insurance premiums	$3,093	$3,223	$2,880	$3,316	$3,032
Annuity product charges	15,400	13,328	11,845	12,098	12,805
Net investment income	214,531	209,978	202,080	195,488	191,107
Change in fair value of derivatives	(65,854)	(66,940)	(67,261)	(62,452)	(7,249)
Total revenues	167,170	159,589	149,544	148,450	199,695

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	1,916	2,126	2,321	2,609	2,029
Interest credited to account balances	53,140	51,107	49,469	54,176	110,294
Amortization of deferred sales inducements	18,991	13,397	9,890	10,595	9,364
Interest expense on notes payable	3,460	3,638	3,649	3,638	3,772
Interest expense on subordinated debentures	4,896	4,669	4,649	5,231	5,644
Interest expense on amounts due under repurchase agreements	513	2,698	2,024	2,972	4,084
Amortization of deferred policy acquisition costs	46,359	33,108	36,356	29,587	27,712
Other operating costs and expenses	14,083	13,550	12,549	12,451	11,154
Total benefits and expenses	143,358	124,293	120,907	121,259	174,053

Operating income before income taxes	23,812	35,296	28,637	27,191	25,642
Income tax expense	8,188	12,181	9,960	9,457	8,622

Operating income (a)	15,624	23,115	18,677	17,734	17,020
Realized gains (losses) on investments, net of offsets	(16,495)	(39,222)	(8,910)	(1,008)	(2,283)
Convertible debt retirement, net of income taxes	7,844	36	263	(157)	–
Net effect of SFAS 133, net of offsets	(2,791)	5,069	(5,263)	32,583	(19,735)

Net income (loss)	$4,182	$(11,002)	$4,767	$49,152	$(4,998)
Operating income per common share (a)	$0.30	$0.44	$0.35	$0.32	$0.30
Operating income per common share – assuming dilution (a)	$0.29	$0.42	$0.33	$0.31	$0.29
Earnings (loss) per common share	$0.08	$(0.21)	$0.09	$0.89	$(0.09)
Earnings (loss) per common share – assuming dilution	$0.08	$(0.19)	$0.09	$0.85	$(0.08)

Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	52,779	52,916	53,934	55,431	56,348
Earnings (loss) per common share - assuming dilution	55,650	55,835	56,856	58,221	59,154

(a)
In addition to net income (loss), we have consistently utilized operating income, operating income per common share and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance.  Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including related deferred tax asset valuation allowance, gain on retirement of convertible debt, SFAS 133, dealing with fair value changes in derivatives and embedded derivatives and the Lehman counterparty default on expired call options.  Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends.  We believe the combined presentation and evaluation of operating income together with net income (loss), provides information that may enhance an investor’s understanding of our underlying results and profitability.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Capitalization/ Book Value per Share

	December 31, 2008	December 31, 2007
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable	$258,462	$268,339
Subordinated debentures payable to subsidiary trusts	268,209	268,330
Total debt	526,671	536,669

Total stockholders’ equity	500,187	611,635

Total capitalization	1,026,858	1,148,304
Accumulated other comprehensive loss (AOCL)	165,718	38,929
Total capitalization excluding AOCL (a)	$1,192,576	$1,187,233

Total stockholders’ equity	$500,187	$611,635
Accumulated other comprehensive loss	165,718	38,929
Total stockholders’ equity excluding AOCL (a)	$665,905	$650,564

Common shares outstanding (b)	52,504,096	55,919,585

Book Value per Share: (c)
Book value per share including AOCL	$9.53	$10.94
Book value per share excluding AOCL (a)	$12.68	$11.63

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	21.7%	22.6%
Adjusted debt / Total capitalization	29.2%	30.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCL, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCL.  Since AOCL fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)
Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2008 - 2,353,053 shares; 2007 - 2,993,148 shares and exclude unallocated shares held by ESOP: 2008 - 588,312 shares; 2007 - 629,565 shares.

(c)
Book value per share including and excluding AOCL is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCL divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCL.  Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization including AOCL.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Annuity Deposits by Product Type

	Three Months Ended December 31,		Year Ended December 31,
Product Type	2008	2007	2008	2007
	(Dollars in thousands)
Index annuities:
Index strategies	$263,337	$401,800	$1,303,871	$1,578,347
Fixed strategy	268,175	123,047	937,227	515,229
	531,512	524,847	2,241,098	2,093,576
Fixed rate annuities:
Single-year rate guaranteed	7,580	8,108	28,930	45,948
Multi-year rate guaranteed	14,913	947	18,978	5,158
	22,493	9,055	47,908	51,106
Total before coinsurance ceded	554,005	533,902	2,289,006	2,144,682
Coinsurance ceded	161	318	1,310	1,779
Net after coinsurance ceded	$553,844	$533,584	$2,287,696	$2,142,903

Surrender Charge Protection and Account Values by Product Type

Annuity Surrender Charges and Net (of coinsurance) Account Values at December 31, 2008

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Index Annuities	14.1	11.1	15.1%	$12,421,663	87.4%
Single-Year Fixed Rate Guaranteed Annuities	10.6	4.5	7.3%	1,334,189	9.4%
Multi-Year Fixed Rate Guaranteed Annuities	7.0	2.5	5.5%	449,708	3.2%

Total	13.5	10.2	14.1%	$14,205,560	100.0%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES (1):
No surrender charge	$195,180	$114,380
0.0% < 2.0%	16,345	22,183
2.0% < 3.0%	99,779	31,185
3.0% < 4.0%	57,703	98,347
4.0% < 5.0%	95,412	167,076
5.0% < 6.0%	102,508	196,089
6.0% < 7.0%	205,132	481,360
7.0% < 8.0%	314,431	283,231
8.0% < 9.0%	157,651	392,115
9.0% < 10.0%	73,653	338,001
10.0% or greater	466,103	10,297,696
	$1,783,897	$12,421,663

	Fixed and	Weighted
	Index	Average
	Annuities	Surrender
	Account Value	Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR
Out of Surrender Charge	$309,560	0.00%
2009	335,422	5.83%
2010	371,391	4.64%
2011	346,438	5.42%
2012	513,284	6.37%
2013	679,692	6.89%
2014	642,993	7.95%
2015	580,158	10.04%
2016	801,128	11.10%
2017	1,009,667	12.12%
2018	942,822	14.31%
2019	494,697	13.60%
2020	652,443	14.68%
2021	617,661	16.34%
2022	1,217,084	18.28%
2023	2,501,276	19.26%
2024	2,154,758	19.93%
2025	35,086	20.00%
	$14,205,560	14.05%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Annuity Liability Characteristics

	Fixed Annuities Account Value	Index Annuities Account Value
	(Dollars in thousands)
APPLICABLE GUARANTEE PERIOD:
Annual reset (2)	$1,583,658	$12,296,273
Multi-year (3 - 5 years)	200,239	125,390
	$1,783,897	$12,421,663

ULTIMATE MINIMUM GUARANTEE RATE (3):
2.00%	$–	$1,407
2.20%	4,756	86,503
2.25%	–	1,379,664
2.25% (3)	224,947	1,106,670
3.00%	1,475,215	8,369,425
3.50% (4)	–	1,477,994
4.00%	78,979	–
	$1,783,897	$12,421,663

CREDITED RATE (INCLUDING BONUS INTEREST) VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL (5) (6):
No differential	$73,407	$–
› 0.0% - 0.5%	1,202,276	2,749,365
› 0.5% - 1.0%	313,276	1,005,011
› 1.0% - 1.5%	125,515	101,284
› 1.5% - 2.0%	47,843	90
› 2.0% - 2.5%	8,840	–
› 2.5% - 3.0%	11,227	–
Greater than 3.0%	1,513	–
Index strategies	–	8,565,913
	$1,783,897	$12,421,663

(1)	In addition, $1,086,578 (61%) of the Fixed Annuities Account Value have market value adjustment protection.
(2)
The contract features for substantially all of the Index Annuities Account Value provide for the annual reset of contractual features that effect the cost of money.  The contract features for less than .5% of the Index Annuities Account Value are reset every two years.

(3)	Products have a guarantee of 2.25% for the first 10 years, and 3.00% thereafter.
(4)
Rates applicable to the minimum guaranteed surrender value are 3.50% for the first 5 years, and 3.00% thereafter (applied to less than 100% of the annuity deposits received).  Minimum guaranteed rates for amounts allocated to  the fixed rate strategy are 2.25% for the first 10  years, and 3.00%  thereafter.

(5)	Recent issues may contain bonus interest rates ranging from 1.0% to 3.0%.
(6)
Includes products with multi-year guarantees for which the credited rate  cannot be decreased to the ultimate minimum guaranteed rate until the end of the multi-year period.  The weighted average differential between the current credited rate and the ultimate minimum guaranteed rate on the multi-year guarantee fixed annuity account values was approximately 132 basis points.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Spread Results

	Year Ended
	December 31,
	2008	2007
Average yield on invested assets	6.20%	6.11%
Cost of money:
Aggregate	3.43%	3.50%
Cost of money for index annuities	3.43%	3.51%
Average crediting rate for fixed rate annuities:
Annually adjustable	3.26%	3.28%
Multi-year rate guaranteed	3.88%	4.14%
Investment spread:
Aggregate	2.77%	2.61%
Index annuities	2.77%	2.60%
Fixed rate annuities:
Annually adjustable	2.94%	2.83%
Multi-year rate guaranteed	2.32%	1.97%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Summary of Invested Assets

	December 31, 2008		December 31, 2007
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$22,050	0.2%	$19,882	0.2%
United States Government sponsored agencies	6,633,481	52.1%	8,208,909	65.1%
Corporate securities, including redeemable preferred stocks	1,764,390	13.9%	1,419,129	11.2%
Mortgage and asset-backed securities	1,813,274	14.3%	716,585	5.7%
Total fixed maturity securities	10,233,195	80.5%	10,364,505	82.2%
Equity securities	99,552	0.8%	87,412	0.7%
Mortgage loans on real estate	2,329,824	18.3%	1,953,894	15.5%
Derivative instruments	56,588	0.4%	204,657	1.6%
Policy loans	446	–	427	–
	$12,719,605	100.0%	$12,610,895	100.0%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Credit Quality of Fixed Maturity Securities

		December 31, 2008		December 31, 2007
NAIC Designation	Rating Agency Equivalent	Carrying Amount	Percent	Carrying Amount	Percent
		(Dollars in thousands)

1	Aaa/Aa/A	$8,510,772	83.2%	$9,361,755	90.3%
2	Baa	1,292,303	12.6%	915,259	8.8%
3	Ba	225,594	2.2%	53,784	0.5%
4	B	135,989	1.3%	20,310	0.3%
5	Caa and lower	31,375	0.3%	13,397	0.1%
6	In or near default	37,162	0.4%	–	–
		$10,233,195	100.0%	$10,364,505	100.0%

Watch List Securities - December 31, 2008

General Description	Amortized Cost	Unrealized Losses	Estimated Fair Value	Months Unrealized Losses Greater Than 20%

Corporate bonds:
Finance, insurance and real estate companies	$41,306	$(11,019)	$30,287	1 - 7
U.S. retail company	10,497	(6,338)	4,159	11
Consumer staple company	9,488	(4,016)	5,472	1
Home builder	4,966	(1,916)	3,050	3
Mining	7,246	(3,683)	3,563	3
Building and construction products	4,320	(1,146)	3,174	1
Residential mortgage-backed securities	236,647	(67,290)	169,357	4 - 21
Common and preferred stocks:
Finance, insurance and real estate companies	157,015	(51,440)	105,575	0 - 11
Telecommunication and media companies	9,433	(3,806)	5,627	7 - 8
	$480,918	$(150,654)	$330,264

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Mortgage Loans by Region and Property Type

	December 31, 2008		December 31, 2007
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Geographic distribution
East	$537,303	23.1%	$458,418	23.5%
Middle Atlantic	161,222	6.9%	133,662	6.8%
Mountain	386,988	16.6%	310,244	15.9%
New England	44,517	1.9%	45,618	2.3%
Pacific	194,301	8.3%	141,264	7.2%
South Atlantic	421,507	18.1%	344,800	17.7%
West North Central	397,375	17.1%	356,334	18.2%
West South Central	186,611	8.0%	163,554	8.4%
	$2,329,824	100.0%	$1,953,894	100.0%

Property type distribution
Office	$655,278	28.1%	$586,109	30.0%
Medical Office	142,409	6.1%	108,667	5.6%
Retail	551,172	23.7%	438,214	22.4%
Industrial/Warehouse	552,012	23.7%	453,654	23.2%
Hotel	154,671	6.6%	115,758	5.9%
Apartments	111,933	4.8%	105,431	5.4%
Mixed use/other	162,349	7.0%	146,061	7.5%
	$2,329,824	100.0%	$1,953,894	100.0%

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Shareholder Information

Corporate Offices:
American Equity Investment Life Holding Company
5000 Westown Parkway Suite 440
West Des Moines, IA 50266

Inquiries:
D.J. Noble, Chairman
(515) 457-1703, dnoble@american-equity.com

Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com

John M. Matovina, Vice Chairman, Chief Financial Officer and Treasurer
(515) 457-1813, jmatovina@american-equity.com

Common Stock and Dividend Information:

New York Stock Exchange symbol: “AEL”

				Dividend
	High	Low	Close	Declared
2008
First Quarter	$10.21	$6.82	$9.28	$0.00
Second Quarter	$11.63	$7.61	$8.15	$0.00
Third Quarter	$10.75	$7.27	$7.50	$0.00
Fourth Quarter	$7.75	$3.65	$7.00	$0.07

2007
First Quarter	$14.07	$12.17	$13.13	$0.00
Second Quarter	$13.97	$11.37	$12.08	$0.00
Third Quarter	$12.55	$9.51	$10.65	$0.00
Fourth Quarter	$11.25	$8.09	$8.29	$0.06

2006
First Quarter	$14.34	$12.76	$14.34	$0.00
Second Quarter	$14.60	$10.66	$10.66	$0.00
Third Quarter	$12.55	$10.07	$12.27	$0.00
Fourth Quarter	$13.44	$11.90	$13.03	$0.05

Transfer Agent:

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com

Annual Report and Other Information:

Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Director, Investor Relations and Assistant Secretary at (515) 273-3602 or by visiting our web site at www.american-equity.com.

American Equity Investment Life Holding Company
Financial Supplement – December 31, 2008

Research Analyst Coverage

Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com

Mark Finkelstein, Paul Sarran
Fox-Pitt Kelton
Cochran Caronia Waller
(312) 425-4079 mark.finkelstein@fpk.com
(312) 425-4737 paul.sarran@fpk.com

Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com